UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2011

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

                 Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

J. C. Penney Company, Inc. (“Company”) held its Annual Meeting of Stockholders on May 20, 2011.  At the Annual Meeting, stockholders considered and voted upon five proposals: (1) to elect twelve directors nominated by the Board of Directors for a one-year term expiring at the next annual meeting of stockholders or until their successors are elected and qualified; (2) to ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending January 28, 2012; (3) to approve amendments to the Company’s Restated Certificate of Incorporation, as amended, and Bylaws, as amended, to eliminate supermajority voting; (4) to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement; and (5) to approve, on an advisory basis, the frequency of holding future advisory votes on executive compensation. The final results of the voting on each proposal were as follows:

1.	Election of Directors.
Nominee	For	Against	Abstain	Broker Non-Votes
William A. Ackman	189,017,315	3,086,681	475,093	11,772,367
Colleen C. Barrett	168,956,780	23,298,440	323,869	11,772,367
Thomas J. Engibous	180,688,038	11,534,232	356,819	11,772,367
Kent B. Foster	187,552,934	4,686,751	339,404	11,772,367
Geraldine B. Laybourne	168,933,027	23,267,822	378,240	11,772,367
Burl Osborne	167,920,180	24,151,578	507,331	11,772,367
Leonard H. Roberts	188,147,207	4,092,644	339,238	11,772,367
Steven Roth	184,859,512	7,305,553	414,024	11,772,367
Javier G. Teruel	188,202,008	3,963,836	413,245	11,772,367
R. Gerald Turner	168,077,977	24,149,525	351,587	11,772,367
Myron E. Ullman, III	187,095,450	5,232,402	251,237	11,772,367
Mary Beth West	181,292,417	10,979,442	307,230	11,772,367

All of the nominees for director were elected to serve for a term expiring at the 2012 Annual Meeting of Stockholders or until their successors are elected and qualified.

2. Ratification of Appointment of Independent Auditor.

For	Against	Abstain	Broker Non-Votes
201,978,722	2,093,933	278,801	N/A

The appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending January 28, 2012 was ratified.

3. Approve Amendments to the Company’s Restated Certificate of Incorporation, as Amended, and Bylaws, as Amended, to Eliminate Supermajority Voting.

For	Against	Abstain	Broker Non-Votes
201,170,287	2,637,787	543,382	N/A

The amendments to the Company’s Restated Certificate of Incorporation and Bylaws were approved.

4. Advisory Vote on Compensation of Executive Officers.

For	Against	Abstain	Broker Non-Votes
136,456,644	53,039,977	3,082,468	11,772,367

The stockholders approved, on an advisory basis, the compensation of the named executive officers.

5. Advisory Vote on the Frequency of Advisory Vote on Executive Compensation.

1 Year	2 Years	3 Years	Abstain
176,619,525	573,641	14,709,372	676,551

The stockholders voted, on an advisory basis, to hold future advisory votes on executive compensation annually. Based on this result and consistent with the Board of Directors’ previous recommendation, the Company will hold its advisory vote on the compensation of its named executive officers annually until the next required vote on the frequency of stockholder votes on executive compensation unless changed by further action of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By: /s/ Janet Dhillon
      Janet Dhillon
Executive Vice President,
General Counsel and Secretary

Date:  May 26, 2011